UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PINEAPPLE FINANCIAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2025

To the stockholders of PINEAPPLE FINANCIAL INC.,

You are cordially invited to attend the 2025 Annual Meeting (the “Meeting”) of Stockholders of PINEAPPLE FINANCIAL INC. (the “Company”) to be held at Unit 200, 111 Gordon Baker Road, Toronto, Ontario, M2H 3R1 on February 28, 2025 at 9:30 a.m. Eastern Time. At the Meeting you will be asked to vote on the following matters:

●	Proposal 1: To elect five directors, to serve until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified; and

●	Proposal 2: To ratify the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2025

You will also receive and consider the audited consolidated financial statements of the Company for the year ended August 31, 2024, together with the auditors’ report thereon. We also will transact such other business as may properly come before the Meeting or any adjournments thereof.

This Notice is accompanied by a proxy statement, a proxy card, the annual report of the Company on Form 10-K for the fiscal year ended August 31, 2024, which includes the audited consolidated financial statements for the fiscal year ended August 31, 2024 and the related management’s discussion and analysis, and an envelope to return the proxy card.

The Board of Directors recommends that you vote at the Meeting “FOR” the election of each nominee as director and “FOR” each of the other proposals set forth in this Notice. These items of business are more fully described in the proxy statement that is attached to this Notice. The Board of Directors has fixed the close of business on January 17, 2025 as the “Record Date” for determining the stockholders that are entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder, for any purpose related to the Meeting, by appointment, for a period of ten days before the Meeting in person at our corporate offices in Ontario, Canada, for any purpose germane to the Meeting.

It is important that your shares are represented and voted at the Meeting. You can vote your shares by completing, signing, and returning your completed proxy card or vote by mail, internet or by fax by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the Meeting by following the instructions in the proxy statement.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board of Directors

/s/ Shubha Dasgupta
Ontario, Canada	Chief Executive Officer
January 17, 2025

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL LISTED ABOVE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and the 2024 Annual Report on Form 10-K are available at

www.gopineapple.com

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

1

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of PINEAPPLE FINANCIAL INC. (the “Company”) for use at our 2025 Annual Meeting (the “Meeting”) of stockholders to be held at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1 on February 28, 2025 at 9:30 a.m. Eastern Time. Voting materials, including this proxy statement and proxy card, are expected to be first delivered to all or our stockholders on or about February 4, 2025.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the Meeting?

At the Meeting, stockholders will consider and vote upon the following matters:

●	to elect five directors, to serve until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified;

●	to ratify the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2025; and

●	such other matters as may properly come before the Meeting or any adjournments or postponement thereof.

How does the Board of Directors recommend that I vote on the proposals?

Our Board unanimously recommends that the stockholders vote “FOR” the election of each nominee as director and “FOR” each of the other proposals being put before our stockholders at the meeting.

At this time, our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Meeting, except those described in this Proxy Statement. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on the matters.

2

How do I vote?

Whether you plan to attend the annual meeting or not, our Board urges you to vote by proxy. If you were a stockholder of record of the Company’s common stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares: should be voted for or against for the nominees for director; should be voted for, against or abstained with respect to the ratification of the appointment of the Company’s independent registered public accounting firm; and should be voted for, against or abstained with respect to approving the amendment to our stock plan. Voting by proxy will not affect your right to attend the Meeting. If your shares are registered directly in your name through our transfer agent, Endeavor Trust Corporation, or you have stock certificates registered in your name, you may submit a proxy to vote:

●	By Internet or by fax. Follow the instructions attached to the proxy card to submit a proxy to vote by Internet or telephone.

●	By mail. If you received one or more proxy cards by mail, you can vote by mail by completing, signing, and returning the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board .

●	You may vote in person at the Meeting. We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

Fax and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 9:30 a.m., Eastern Time, on February 26, 2025.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from the record holder to vote by Internet or telephone.

●	By mail. You should receive instructions from the record holder explaining how to vote your shares.

What happens if additional matters are presented at the Meeting?

Other than the matters identified in this proxy statement including receiving and considering the audited consolidated financial statements of the Company for the year ended August 31, 2024, together with the auditors’ report and the related management’s discussion and analysis, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the person named as proxy holder, Shubha Dasgupta, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holder may determine in her or his discretion with respect to any other matters properly presented for a vote before the Meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 2 — Ratification of the appointment of MNP LLP as our independent registered public accounting firm is considered a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to this Proposal. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 — the election of the directors to the Board. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

3

What is the quorum requirement for the Meeting?

On January 17, 2025, the Record Date for determining which stockholders are entitled to vote at the Meeting or any adjournments or postponements thereof, there were 8,808,025 common shares outstanding which is our only class of voting securities. Each common share entitles the holder to one vote on matters submitted to a vote of our stockholders. The presence, in person or by proxy, of two shareholders as of the Record Date constitutes a quorum for the transaction of business at the Meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Meeting, if you are present and vote at the meeting or have properly submitted a proxy card or voted by mail or Internet.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may do this by signing a new proxy card with a later date or by attending the Meeting in-person and voting at the meeting. However, your attendance at the Meeting will not automatically revoke your proxy unless you vote at the Meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation of votes and certification of the vote; and

●	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card may be forwarded to our management.

Where can I find the voting results of the Meeting?

The preliminary voting results will be announced at the Meeting. The final voting results will be tallied by our inspector of elections and reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission, or SEC, within four business days of the date of the Meeting.

4

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one PINEAPPLE FINANCIAL INC. stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

PINEAPPLE FINANCIAL INC.

Attention: Shubha Dasgupta, Chief Executive Officer

Unit 200, 111 Gordon Baker Road,

Toronto, Ontario M2H 3R1

Tel: (416) 669-2046

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone.

What is the voting requirement to elect directors?

Subject to the majority voting requirement described below, the five nominees who receive the greatest number of votes cast at the Meeting will be elected as directors.

Amendments to the Canada Business Corporations Act (the “CBCA”), which came into force on August 31, 2022, establish a majority voting requirement for directors. Specifically, the CBCA requires that, for elections at which there is only one candidate nominated for each position available on the Board, shareholders vote “for” or “against” individual directors (rather than “for” or “withhold”) and each candidate is elected only if they receive a majority of votes cast in their favor. The CBCA provides that if an incumbent director is not elected in those circumstances, the director may continue in office until the earlier of (i) the 90th day after the day of the election, and (ii) the day on which their successor is appointed or elected.

Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies on this proposal will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

What is the voting requirement to approve the other proposals?

The proposal to ratify the appointment of MNP LLP as our independent registered public accounting firm will be approved if there is a quorum and majority of the votes cast at the Meeting in favor of the proposal.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Meeting.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

An affirmative vote of a majority of the votes cast at the Meeting is required for approval of all other items being submitted to the stockholders for their consideration.

5

How can I communicate with the non-employee directors on the PINEAPPLE FINANCIAL INC. Board of Directors?

Our Board encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our Chief Executive Officer. Stockholders can send communications by mail to:

Shubha Dasgupta, Chief Executive Officer
PINEAPPLE FINANCIAL INC.
Unit 200, 111 Gordon Baker Road,

Toronto, Ontario M2H 3R1

Correspondence received that is addressed to the non-employee directors will be reviewed by our Chief Executive Officer or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our Chief Executive Officer, deals with the functions of the Board of Directors or committees thereof or that our Chief Executive Officer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by calling Shubha Dasgupta, our Chief Executive Officer at (416) 669-2046.

CORPORATE GOVERNANCE

Board of Directors

Our Board is responsible for the stewardship of the Company, overseeing management and the enhancement of shareholder value. The Board is responsible for:

(a)	adopting a strategic plan for the Company and reviewing the plan in light of management’s assessment of emerging trends, the competitive environment, the opportunities for the business of the Company, risk issues, and significant business practices and products;

(b)	ensuring that the risk management of the Company is prudently addressed;

(c)	reviewing the Company’s approach to human resource management and overseeing succession planning for management;

(d)	reviewing the Company’s approach to corporate governance, including an evaluation of the adequacy of the mandate of the Board, director independence standards and compliance with the Company’s Code of Business Conduct and Ethics; and

(e)	upholding a comprehensive policy for communications with shareholders and the public at large.

The frequency of meetings of the Board and the nature of agenda items may change from year to year depending upon the activities of Pineapple. Our board of directors intend to meet at least quarterly and at each meeting there is a review of the business of Pineapple.

Our Board facilitate its exercise of independent supervision over the Company’s management through meetings of the Board held for the purposes of obtaining an update on significant corporate activities and plans, both with and without members of the Company’s management being in attendance. Biographical information about our directors is provided in “Proposal No. 1” on page 17.

Director Independence

The NYSE American requires that a majority of our board of directors must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Paul Baron, Tasis Giannoukakis, and Drew Green are considered to be independent. Our Board currently consists of six directors, three of whom are independent. After the Meeting, the Board will consist of five directors, three of whom will be independent as Nima Besharat will not stand for re-election.

6

Diversity

The Nominating and Corporate Governance Committee takes diversity, including diversity of experience, perspective and education, as well as individuals from other designated groups such as women, Aboriginal people, persons with disabilities and members of visible minorities (collectively, the “Designated Groups”), into consideration as part of its overall recruitment and selection process in respect of its Board and management. The Company does not have a formal policy on the representation of women or other members of the Designated Groups on the Board or management of the Company. The Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. As such, the Company does not see any meaningful value in adopting a formal policy in this respect at this time as it does not believe that it would further enhance diversity, including gender diversity, beyond the current recruitment and selection process carried out by the Nominating and Corporate Governance Committee. However, the Board is mindful of the benefit of diversity on the Board and management of the Company and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities.

The Nominating and Corporate Governance Committee believes that having a diverse Board and management team offers a depth of perspective and enhances Board and management operations. The Nominating and Corporate Governance Committee values diversity of experience, perspective, education and race, and considers the representation of women and other members of the Designated Groups, as part of its overall annual evaluation of director nominees for election or re-election as well as candidates for management positions.

In addition, in searches for new directors or officers, the Nominating and Corporate Governance Committee will consider the level of representation of women and other members of the Designated Groups on the Board and in management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of representation of women and other members of the Designated Groups on the Board and in management positions and, where appropriate, recruiting qualified candidates who are members of the Designated Groups as part of the Company’s overall recruitment and selection process to fill Board or management positions, as the need arises, through vacancies, growth or otherwise.

The Board has not adopted targets regarding the representation of women and other members of Designated Groups on the Board and in executive officer positions due to the small size of the Company and the need to consider a balance of criteria in each individual appointment. It is important that each appointment to the Board or in executive officer positions be made, and be perceived as being made, on the merits of the individual and the needs of the Company at the relevant time. In addition, targets based on specific criteria such as gender or race, could limit the Board’s ability to ensure that the overall composition of the Board or management of the Company meets the needs of the Company. We are actively seeking additional candidates to join our Board and we strongly prioritize diverse candidates. Currently six out of six (100%) members of the Board are male. Three out of six (50%) members of the Board and four out of five (80%) of the executive officers are members of visible minorities.

7

The table below illustrates the diversity of our current Board as of the Record Date.

Board Diversity Matrix as of the Record Date
Board Size:
Total Number of Directors	6
Gender:	Male	Female	Non-Binary	Gender Undisclosed
Number of directors based on gender identity	6		-	-
Number of directors who identify in any of the categories below:
African American or Black	1	-	-	-
Alaskan Native, American Indian, First Nations, Inuit or Métis	-	-	-	-
Arab	1	-	-	-
Asian	1	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	3			-
Other category	-	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Undisclosed	-

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted term limits for directors or other mechanisms of board renewal at this time as it believes that the imposition of director term limits or other mechanisms of board renewal on a board implicitly discounts the value of experience and continuity amongst the Board members and runs the risk of excluding experienced and potentially valuable board members as a result of arbitrary determination. The Board believes that it can best strike a balance between continuity and fresh perspectives without mandated term limits or other mechanisms of board renewal.

Board Committees

Our Board directs the management of our business and affairs and conducts its business through meetings of the Board and its standing committees. As of the date hereof, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the board of directors when necessary to address specific issues.

Audit Committee

The Company has formed an Audit Committee comprised of Paul Baron, Drew Green (Chair) and Tasis Giannoukakis. Our Board has affirmatively determined that each meets the definition of “independent director” under the listing rules of the NYSE American, and that they meet the independence standards under Rule 10A-3. Each member of our audit committee can read and understand fundamental financial statements in accordance with the SEC and the NYSE American audit committee requirements. In arriving at this determination, the Board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

The Audit Committee provides assistance to the Board in fulfilling its obligations relating to the integrity of the internal financial controls and financial reporting of the Company. The external auditors of the Company report directly to the Audit Committee. The Audit Committee’s primary duties and responsibilities set forth in the Audit Committee’s charter include the following: (i) reviewing and reporting to the Board on the annual audited financial statements (including the auditor’s report thereon) and unaudited interim financial statements and any related management’s discussion and analysis, if any, and other financial disclosure related thereto that may be required to be reviewed by the Audit Committee pursuant to applicable legal and regulatory requirements; (ii) overseeing the audit function, including engaging in required discussions with the Company’s external auditor and reviewing a summary of the annual audit plan, overseeing the independence of the Company’s external auditor, overseeing the Company’s internal auditor, and pre-approving any non-audit services to the Company; (iii) reviewing with management and the Company’s external auditors the integrity of the internal controls over financial reporting and disclosure; (iv) reviewing management reports related to legal or compliance matters that may have a material impact on the Company and the effectiveness of the Company’s compliance policies; and (v) maintaining, reviewing and updating the Company’s whistleblowing procedures.

8

Relevant Education and Experience

Each proposed member of the Audit Committee has adequate education and experience that is relevant to their performance as an Audit Committee member and, in particular, the requisite education and experience that have provided the member with:

(a)	an understanding of the accounting principles used by the Company to prepare its financial statements and the ability to assess the general application of those principles in connection with estimates, accruals and reserves;

(b)	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements or experience actively supervising individuals engaged in such activities; and

(c)	an understanding of internal controls and procedures for financial reporting.

For a summary of the experience and education of the Audit Committee members see “Directors and Executive Officers”.

Audit Committee Oversight

At no time since the commencement of the Company’s financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Pre-Approval Policies and Procedures

The Audit Committee mandate requires that the Audit Committee pre-approve any retainer of the auditor of the Company to perform any non-audit services to the Company that it deems advisable in accordance with applicable legal and regulatory requirements and policies and procedures of the Board. The Audit Committee is permitted to delegate pre-approval authority to one of its members; however, the decision of any member of the Audit Committee to whom such authority has been delegated must be presented to the full Audit Committee at its next scheduled meeting.

Compensation Committee

The Company has formed a Compensation Committee comprised of Drew Green, Paul Baron and Tasis Giannoukakis. Our Board has affirmatively determined that each satisfy the “independence” requirements defined under the applicable listing standards of the NYSE American, including the standards specific to members of a compensation committee and meet the independence standards under Rule 10A-3 under the Exchange Act. Our Compensation Committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. No officer may be present at any committee meeting during which such officer’s compensation is deliberated upon. The Compensation Committee is responsible for, among other things:

●	reviewing and approving to the Board with respect to the total compensation package for our most senior executive officers;

●	approving and overseeing the total compensation package for our executives other than the most senior executive officers;

●	reviewing and recommending to the Board with respect to the compensation of our directors;

●	reviewing periodically and approving any long-term incentive compensation or equity plans;

●	selecting compensation consultants, legal counsel or other advisors after taking into consideration all factors relevant to that person’s independence from management; and

●	programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans

9

Nominating and Corporate Governance Committee

The Company has formed a Nominating and Corporate Governance Committee comprised of three directors, Drew Green, Paul Baron and Tasis Giannoukakis, that satisfy the “independence” requirements for independence under the NYSE American listing standards and SEC rules and regulations. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others.

Code of Business Code and Ethics Conduct

Our Board has adopted a written Code of Ethics and Business Conduct which emphasizes the importance of matters relating to honest and ethical conduct, conflicts of interest, confidentiality of corporate information, protection and proper use of corporate assets and opportunities, compliance with applicable laws, rules and regulations and the reporting of any illegal or unethical behavior. A copy of the code posted on our website, gopineapple.com. In addition, we intend to post on our website all disclosures that are required by law or rules concerning any amendments to, or waivers from, any provision of the code.

Orientation and Continuing Education

The Company has not yet established a formal orientation or education procedure for newly incoming directors. Board members are encouraged to communicate with management and auditors, to keep themselves current with industry trends and developments, and to attend related industry seminars. Board members have full access to the Company’s records.

Family Relationships

None of our directors or executive officers has a family relationship as defined in Item 401 of Regulation S-K.

Director Assessment

The Board is responsible for ensuring that an appropriate system is in place to evaluate the effectiveness of the Board as a whole, the individual committees of the Board, and the individual members of the Board and such committees with a view of ensuring that they are fulfilling their respective responsibilities and duties. In connection with such evaluations, each director is required to provide his assessment of the effectiveness of the Board and each committee as well as the performance of the individual directors, annually. Such evaluations take into account the competencies and skills each director is expected to bring to his particular role on the Board or on a committee, as well as any other relevant factors.

Arrangements between Officers and Directors

Except as set forth herein, to our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which the officer or director was selected to serve as an officer or director.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of copies of such forms filed on Forms 3, 4 and 5, and amendments thereto furnished to us, we believe that as of the date of this Report, our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements.

10

DIRECTOR AND EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets out the compensation paid or payable to the Named Executive Officers (“NEO”) of the Company during the last two fiscal years:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Shubha Dasgupta,	2024	177,816	–	–	–	–	–	10,669	188,485
Chief Executive Officer	2023	188,256	–	–	–	–	–	11,357	199,613
Rupen Shah (1),	2024	–	–	–	–	–	–	–	–
Chief Financial Officer	2023	77,389	–	–	–	–	–	1,508	78,897
Christa Mitchell,	2024	177,816	–	–	–	–	–	10,669	188,485
Chief Strategy Officer	2023	188,256	–	–	–	–	–	11,357	199,613
Kendall Marin,	2024	177,816	–	–	–	–	–	10,669	188,485
President and Chief Operating Officer	2023	188,256	–	–	–	–	–	11,357	199,613
Sarfraz Habib Chief Financial Officer	2024	133,362	–	–	–	–	–	–	$133,362
	2023	50,125	–	–	–	–	–	–	$50,125

11

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards for each of the NEOs and directors as of the end of the fiscal year ended August 31, 2024.

	Option Awards			Stock Awards
Name and Principal Position	Number of Securities. Underlying Unexercised Options (#) Exercisable	Weighted Average Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested
Shubha Dasgupta,	126,652	$3.60	June 14, 2026	N/A	N/A
Chief Executive Officer and Director

Tasis Giannoukakis,	10,214	$3.60	June 14, 2026	N/A	N/A
Director

Drew Green,	102,138	$3.60	June 14, 2026	N/A	N/A
Chairman of the Board

Kendall Marin,	126,652	$3.60	June 14, 2026	N/A	N/A
President, Chief Operating Officer, and Director

Christa Mitchell,	32,684	$3.60	June 14, 2026	N/A	N/A
Chief Strategy Officer and Director

Paul Baron,	10,214	$3.60	June 14, 2026	N/A	N/A
Director

Nima Besharat,	157,136	$3.60	June 14, 2026	N/A	N/A
Director

Director Compensation

To date, we have not compensated our directors for their service to the Company, except that Drew Green receives monthly compensation of $7,887 and Kia Besharat brother of Nima Besharat received monthly compensation of $3,943 until his compensation terminated in February 2022.

External Management Companies

Other than as disclosed below under “Employment, Consulting and Management Agreements”, the Company has not entered into any agreement with any external management company that employs or retains one or more of the NEOs or directors and, other than as disclosed below, the Company has not entered into any understanding, arrangement or agreement with any external management company to provide executive management services to the Company, directly or indirectly, in respect of which any compensation was paid by the Company.

Stock Options and Other Compensation Securities

As of the date of this Proxy Statement, the Company has granted 628,510 Options under the Stock Option Plan to directors and/or NEOs of the Company, 62,820 of which were subsequently forfeited, and no other compensation securities were granted or issued to any director and/or NEO for services provided or to be provided, directly or indirectly, to the Company or any of its subsidiaries.

During the year ended August 31, 2024, there was no exercise of Options granted under the Stock Option Plan or other rights to acquire securities of the Company by NEOs or directors of the Company.

Stock Option Plan

On June 14, 2021 the Board approved our 2487269 Ontario Ltd. Stock Option Plan (the “Stock Option Plan”). As of the date of this Proxy Statement, there are 565,689 options outstanding under the Stock Option Plan.

The purpose of the Stock Option Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified directors, officers, employees and consultants, to reward those individuals from time to time for their contributions toward the long-term goals of the Company and to enable and encourage those individuals to acquire Common Shares as long-term investments. The material features of the Stock Option Plan are reflected in the disclosure below.

12

Key Terms	Summary
Administration	The Stock Option Plan is administered by the Board, or such director or other senior officer of the Company as may be designated as administrator by the Board. The Board or such committee may make, amend and repeal at any time, and from time to time, such regulations not inconsistent with the Stock Option Plan.

Number of Common Shares	The maximum number of Common Shares issuable under the Stock Option Plan shall not exceed 10% of the number of Common Shares issued and outstanding as of each date on which the Board grants the Option (the “Award Date”) with certain limits on grants to Optionees (as defined in the Stock Option Plan), Optionees who are Insiders (as defined in the Stock Option Plan), Eligible Employees (as defined in the Stock Option Plan) and Optionees conducting Investor Relations Activities (as defined in the Stock Option Plan). The number of Common Shares underlying Options that have been cancelled, that have expired without being exercised in full, and that have been issued upon exercise of Options shall not reduce the number of Common Shares issuable under the Stock Option Plan and shall again be available for issuance thereunder.

Securities	Each Option entitles the holder thereof (an “Option Holder”) to purchase one Common Share at an exercise price determined by the Board.

Participation	Any director, senior officer, management company, employee or consultant of the Company (including any subsidiary of the Company), as the Board may determine.

Exercise Price	The exercise price of an option will be determined by the Board in its sole discretion, provided that the exercise price will not be less than the Discounted Market Price (as defined in the Stock Option Plan).

Exercise Period	The exercise period of an Option will be the period from and including the award date through to and including the expiry date that will be determined by the Board at the time of grant (the “Expiry Date”), provided that the Expiry Date of an Option will be no later than the fifth anniversary of the Award Date of the Option, provided that such date does not fall within a blackout period imposed by the Company, and any Options granted to any Optionee who is a Director, Eligible Employee, or other Optionee will expire within 12 months following the date that such Optionee ceases to be engaged in such role.

Cessation of Employment

Subject to certain limitations, in the event that an Option Holder ceases to be a director of the Company or ceases to be employed by the Company, other than by reason of death, the Expiry Date of the Option will be 90 days after the date of such termination, except as otherwise provided in any employment contract. Notwithstanding the foregoing or any employment contract, in no event shall such right be extended beyond the Option Period or one year from the date of termination.

In the event that an Option Holder should die while he or she is still director, senior officer, management company, employee or consultant of the Company, the Expiry Date will be 12 months from the date of death of the Option Holder.

13

Acceleration Events

If a third party makes a bona fide formal offer to the Company or its shareholders which would constitute an acceleration event, the Board may (i) permit the Option Holders to exercise their Options, as to all or any of such Options that have not previously been exercised (regardless of any vesting restrictions), but in no event later than the Expiry Date of the Option, so that the Option Holders may participate in such transaction; and (ii) require the acceleration of the time for the exercise of the Options and of the time for the fulfilment of any conditions or restrictions on such exercise.

Notwithstanding any other provision of the Stock Option Plan or the terms of any Option, if at any time when Options remains unexercised and the Company completes any transaction which constitutes an acceleration event, all outstanding unvested Options will automatically vest.

Any proposed acceleration of vesting provisions is subject to the policies and necessary approvals of the TSXV, if applicable.

Limitations

The maximum number of Common Shares which may be issued, within any one-year period, to Insiders under the Stock Option Plan, together with any other share-based compensation arrangements of the Company, will be 10% of the total number of Common Shares issued and outstanding. The total number of Options awarded to any one individual in any twelve-month period will not exceed 5% of the issued and outstanding Common Shares of the Company at the Award Date unless the Company has obtained disinterested shareholder approval.

The total number of Options awarded to any one consultant of the Company in any twelve-month period will not exceed 2% of the issued and outstanding Common Shares of the Company at the Award Date unless consent is obtained as set forth in the Stock Option Plan.

The total number of Options awarded to all persons retained by the Company to provide Investor Relations Activities will not exceed 2% of the issued and outstanding Common Shares of the Company, in any twelve-month period, calculated at the Award Date unless consent is obtained as set forth in the Stock Option Plan. Options granted to persons retained to provide Investor Relations Activities will vest in stages over not less than twelve months with no more than one quarter of the options vesting in any three-month period.

Amendments	The Board may from time to time, subject to applicable law and to the prior approval, if required, of the shareholders, relevant stock exchanges or any other regulatory body having authority over the Company or the Stock Option Plan, suspend, terminate or discontinue the Stock Option Plan at any time, or amend or revise the terms of the Stock Option Plan or of any Option granted under the Stock Option Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any Option previously granted to an Optionee under the Stock Option Plan without the consent of that Optionee.

Employment, Consulting and Management Agreements

As of the date hereof, other than as described below, the Company does not have any contract, agreement, plan or arrangement that provides for payments to the named executive officers (the “NEOs”) at, following, or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the Company or a change in a director or NEO’s responsibilities.

On April 10, 2023, the Company entered into an executive employment agreement with Sarfraz Habib (the “Sarfraz Employment Agreement”) pursuant to which Mr. Habib agreed to serve as the Company’s Chief Financial Officer. In consideration of the services provided by Mr. Habib, the Company agreed to pay a base salary of $133,668 per annum.

On March 1, 2022, we entered into a Consulting Services Agreement with Kia Besharat, pursuant to which we pay a fee of $3,943 per month for broad financial and securities advisory services.

We have also entered into an agreement with Drew Green for board fees, pursuant to which we pay a fee of $7,887 per month.

Pension Plan Benefits

The Company does not anticipate having any deferred compensation plan or pension plan that provides for payments or benefits at, following or in connection with retirement.

14

PRINCIPAL STOCKHOLDERS

The following table shows the pro forma beneficial ownership of our common share as of January 17, 2025. The table shows the common share holdings of (i) each person known to us to be the beneficial owner of at least five percent (5%) of our common share; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Common shares subject to options and warrants currently exercisable or exercisable within 60 days as of January 17, 2025, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all common shares shown as beneficially owned by them.

The percentages in the table below are based on 8,808,025 outstanding common shares as of January 17, 2025. Unless otherwise indicated, the principal mailing address of each of the persons below is c/o PINEAPPLE FINANCIAL INC., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1. The Company’s executive office is also located at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1.

Beneficial Owner	Shares	Percentage(1)
Directors and Named Executive Officers
Shubha Dasgupta(2)	998,457	11.34%
Sarfraz Habib	-	-
Kendall Marin(3)	998,457	11.34%
Drew Green (4)	820,097	9.31%
Paul Baron (5)	74,317	0.84%
Tasis Giannoukakis (6)	99,558	1.13%
Nima Besharat (7)	208,439	2.37%

All Directors and Officers as a group (7 persons)	3,199,725	36.33%
5% Stockholders
Prodigy Capital Corp (8)	679,288	8.59%

*	Represents beneficial ownership of less than 1%.
(1)	Based on 8,808,025 common shares outstanding.
(2)	Includes 126,652 options at an exercise price of $3.60 and 25,641 warrants to purchase common shares at an exercise price of CAD$2.93. The securities beneficially owned by Shubha Dasgupta are directly held by 5032771 Ontario Inc., an entity controlled by Mr. Dasgupta.
(3)	Includes 126,652 options at an exercise price of $3.60 and 25,651 warrants to purchase common shares at an exercise price of CAD$2.93.
(4)	Includes 102,138 options at an exercise price of $3.60 and 25,651 warrants to purchase common shares at an exercise price of CAD$2.93.The securities beneficially owned by Drew Green are directly held by DREWGREEN.CA INC., an entity controlled by Mr. Green.
(5)	Includes 10,214 options at an exercise price of $3.60.
(6)	Includes 10,214 options at an exercise price of $3.60.
(7)	Includes 157,136 options at an exercise price of $3.60 and 25,651 warrants to purchase common shares at an exercise price of CAD$2.93. The shares beneficially owned by Nima Besharat are directly held by Break Point Ventures Ltd., an entity controlled by Mr. Besharat.
(8)	Includes 38,262 warrants to purchase common shares at an exercise price of CAD$2.93. Kia Besharat, principal of Prodigy Capital Corp., has the power to vote or dispose of the shares held of record by Prodigy Capital Corp., and may be deemed to beneficially own those shares.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

During the fiscal years ended August 31, 2024 and August 31, 2023, there have not been, nor are there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the total assets at August 31, 2024, and any of our directors, executive officers, holders of more than 5% of our common shares, or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

On January 10, 2024, the Company entered into an advisory agreement (the “Agreement”) with Centurion One Capital Corp. (“C1C”), pursuant to which CIC is engaged as a strategic advisor to assist the Company in assessing future business opportunities and developing a capital markets strategy, for a monthly retainer fee (the “Retainer”) of $10,000 USD (plus applicable tax), earned on an accrual basis, payable in cash for services provided for each full calendar month for a period of fifteen (15) months (the “Term”) following the signing of the Agreement. The Retainer is only payable by the Company to Centurion following the closing of a minimum US$10 million equity financing of the Company that has been arranged by Centurion (a “Financing”). The Retainer will increase to $20,000 USD (plus applicable tax) following the closing of a Financing. Additionally, in the event the company closes a Financing, the Agreement will automatically extend for another twelve (12) month period. The Agreement may be terminated by the Company upon 10 days’ written notice to C1C. Nima Besharat, who is a director in the Company, is the chief executive officer of CIC.

Related Person Transaction Policy

For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

16

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees billed by MNP LLP as described below:

	2024	2023
Audit Fees	$194,674	$148,057
Audit Related Fees	$22,396	$39,040
Tax Fees	$-	$5,893
All Other Fees	$-	$-
Total	$216,070	$192,990

17

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board, upon the recommendation of the Nominating and Governance Committee of the Board, has nominated the following five individuals for election at the Meeting (collectively, the “Company Nominees”):

Name	Age	Position(s)	Date Appointed
Shubha Dasgupta	44	Chief Executive Officer and Director	October 16, 2015
Kendall Marin	48	President, COO, and Director	October 16, 2015
Drew Green	49	Chairman of the Board	May 6, 2019
Paul Baron	61	Director	August 19, 2016
Tasis Giannoukakis	61	Director	August 19, 2016

If elected, respectively, these Company Nominees will serve on our Board until our 2026 annual meeting of stockholders or until their successors are elected and qualified or until their earlier death, resignation or removal. Our Board believes that all of the Company Nominees possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast, meaning the nominees who receive the largest number of votes will be elected as directors, up to the maximum number of directors to be elected. However, in accordance with the requirements of the CBCA, nominees will only be elected if the number of votes cast in their favor represents a majority of the votes cast for and against them by the shareholders who are present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. See “What is the voting requirement to elect directors?” above.

Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve as a director.

The biographies of the Company Nominees are as follows:

Shubha Dasgupta, Chief Executive Officer and Director

Since entering the mortgage industry in 2008, Shubha has been focused on positively disrupting the sector by leveraging technology and putting people at the heart of the business. Shubha’s unique vision and expertise have allowed him to build and grow the Company (formerly CLC Network), which now has over 500 brokers in its network. Under his leadership, the company has built a world-class proprietary data-driven Client Relationship Management (CRM) Platform, which is the first full-circle mortgage process for agents, offering a more personalized experience for clients. Shubha’s deep understanding of business and industry trends, coupled with the ability to drive best-in-class customer experience and profitability have enabled him to infuse vision and purpose in his professional endeavors throughout his career. An award-winning executive and seasoned industry expert, Shubha was recognized among the “2020 Mortgage Global 100” top executives who are inciting positive change and growth within the field. Since 2018, he has also been featured for four consecutive years in the annual Canadian Mortgage Professional’s Hot List which highlights the industry’s top leaders. In 2021, he was appointed President of the Canadian Mortgage Brokers Association (CMBA) Ontario Board of Directors, after serving a second year on the Board of Directors. An active member in the Toronto community, Shubha is a philanthropic leader for various non-profit organizations. Since 2010, he has been a devoted advocate in the fight against cancer. Prior to joining the mortgage industry, he headed a group of volunteers for the Canadian Cancer Society for eight years. In 2017, he also co-founded CMI Cancer Fighters, a group of Canadian mortgage industry professionals dedicated to the fight against cancer on which he currently chairs.

Mr. Dasgupta has been the Chief Executive Officer and a director of the Company since October 16, 2015 and before that was a Mortgage Broker at Bedrock Financial Group between August 2008 and October 2016.

18

Kendall Marin, President, Chief Operating Officer and Director

Mr. Marin has been the President and Chief Operating Officer and a director of the Company since October 16, 2015. Before that, Kendall was a Mortgage Broker for InTrend Mortgage Inc. between January 2012 and October 2015 and prior to that was a franchise owner at Property Guys between May 2010 and January 2013.

Kendall has been leading the growth of the company with regard to fine-tuning of business processes to ensure maximum productivity. His proven expertise, focus on excellence and dedication have enabled him to build and expand the Company’s network, as well as the company’s proprietary data-driven Client Relationship Management (CRM) platform.

Kendall has had a career both in the corporate world and as a seasoned entrepreneur. At the age of 16, he created his own entertainment and promotion company, which was highly successful in Toronto throughout the 2000s. Later on, when Kendall was ready to take on his next challenge, he joined Canada’s top telecom company Bell, where he became the youngest Associate Director. In 2012, he made his debut in the mortgage industry where he has applied his leadership, organizational and management skills to a new industry.

Since 2018, he has been featured for three consecutive years in the annual Canadian Mortgage Professional’s Hot List which recognizes the industry’s top leaders.

Drew Green, Chairman of the Board

Drew Green is an award-winning Chief Executive Officer, entrepreneur, and expert in starting and managing high-growth companies. A visionary leader, Green has created one of the world’s fastest growing apparel brands. Between 2015-2024, he established over $100M in strategic capital commitments for INDOCHINO from Madrona Venture Partners, Highland Consumer, Dayang Group, Mitsui & Co. (TSE: 8031) and Postmedia Network (TSX: PNC.B) and has secured alliances with and brand endorsements from hundreds of celebrities and professional athletes, along with MLB, NHL, NBA, and NFL teams, broadcast partners and more. Between 2015-2024 INDOCHINO launched, and then expanded its unique and award-winning showroom model across North America, employing over 1,000 people across North America, with 1000’s more in China working daily to produce the one-of-a-kind garments each INDOCHINO customer creates.

Previously nominated as top 40 under 40, as well as CEO of the year, Green has been recognized for his accomplishments throughout his career. In 2017 Green was awarded the Lifetime Innovation in Retail award. In 2018 he was awarded Retailer of the Year by Chain Store Age, and in 2018 Green was selected as The Entrepreneur of the Year, by Ernst and Young. In 2019 Canadian Business announced that between 2015-2019, INDOCHINO was #1 fastest growing Canadian retailer, with sales globally, and 3rd fastest growing retailer in Canada, amongst retailers with revenues over $100M..

Prior to INDOCHINO, Green founded and was Chief Executive Officer of Canada’s first multi-merchant marketplace, which is now owned by EMERGE COMMERCE, which he leads as Chairman and major shareholder. Throughout his career, Drew has held leadership roles at FloNetwork (acquired by DoubleClick). DoubleClick (acquired by Google), and SHOP.COM, (acquired by Market America) amongst others.

Drew Green has started or invested in over 100 private companies and real-estate assets mainly across Canada and the Pacific Northwest. Over his career, Drew has founded and/or become chairman of dozens of companies, including five that are currently public on the TSXV or NYSE, where he serves as Chairman. Drew also serves as a board member at York University, his alma mater, and awards yearly scholarships for York and UBC students through awards set-up in his name at each institution.

19

Paul Baron, Director

Paul is a veteran Real Estate Executive with over 30 years of experience working with both residential and commercial properties. In his first year as a Sales Representative for Family Trust Realty, he sold 37 homes, quickly demonstrating both his sales smarts and entrepreneurial drive. He has held various positions with increasing responsibility and is currently the owner of Century 21 Leading Edge Realty, a real estate brokerage with nine offices, six satellite offices, and over 800 agents and employees. He is currently serving as the Central Brokerage Director on the Toronto Real Estate Board’s (TREB) Board of Directors.

Mr. Baron has been a Director of the Company since August 19, 2016. Prior to his position with the Company, Mr. Baron was the President of Century 21 Leading Edge Reality Inc. since November 1994.

Tasis Giannoukakis, Director

Tasis is an owner, broker, and manager of Century 21 Leading Edge Realty, a real estate brokerage with nine offices, six satellite offices, and over 800 agents and employees. In 2019, his team had more sales than any other Century 21 franchise in Canada and broke into the company’s worldwide top five. He has been with Century 21 Leading Edge Realty for over 20 years, and the firm continues its expansion through acquisitions of other firms to further solidify their position in the Canadian Real Estate market.

Mr. Giannoukakis has been a Director of the Company since August 19, 2016. Prior to such, he was a Broker/Owner of Century 21 Leading Edge Reality Inc. since August 2004.

No Family Relationships

There are no family relationships between any director and executive officer.

20

Involvement in Certain Legal Proceedings

Except as described below, no proposed director is, to the knowledge of the Company as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director, or (v) has been involved in any criminal convictions or proceedings, order or judgment or decree limiting the person from engaging in any type of business or securities, nor found by a court or the SEC to have violated a United States federal or state securities law nor found by a court or the Commodity Futures Trading Commission to have violated any United States federal commodities law.

On May 6, 2022, the Ontario Securities Commission issued a cease trade order against American Aires Inc., of which Drew Green serves as a director and Chairman, for failure of American Aires Inc. to file its audited financial statements and management’s discussion & analysis and related certifications for the year ended December 31, 2021. The cease trade order against American Aires Inc. was revoked on March 10, 2023.

No proposed director of the Company has been subject, to the knowledge of the Company, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF
THE DIRECTOR NOMINEES.

21

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF MNP LLP

The Audit Committee has reappointed MNP LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending August 31, 2025. Representatives of MNP LLP will be present at the Meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders . Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of MNP LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our Company.

Vote Required

The ratification of the appointment of MNP LLP as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF
MNP LLP AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM.

22

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the Meeting of stockholders. If, however, other matters properly come before the Meeting of stockholders, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our Form 10-K for the fiscal year ended August 31, 2024 with the SEC. Stockholders may obtain, free of charge, a copy of the 2024 Form 10-K annual report by writing to us at PINEAPPLE FINANCIAL INC., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1, Attention: Shubha Dasgupta, Chief Executive Officer, or from our website, www.gopineapple.com under the heading “Investor Relations” or at www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be house holding materials to your address, house holding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in house holding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in house holding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to PINEAPPLE FINANCIAL INC., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1, Attention: Shubha Dasgupta, Chief Executive Officer, or by email, shubha@gopineapple.com.

23

PROPOSALS OF STOCKHOLDERS

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2026 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1, no later than December 29, 2025.

If we are not notified of a stockholder proposal within a reasonable time prior to the time we send our proxy statement for our 2026 Annual Meeting of Stockholders, our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to PINEAPPLE FINANCIAL INC., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

ADDITIONAL INFORMATION

Accompanying this Proxy Statement is a copy of our Annual Report for the year ended August 31, 2024. Such report constitutes our Annual Report to Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such report includes our audited financial statements for the fiscal year ended August 31, 2024 and certain other financial information, which is incorporated by reference herein. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Chief Executive Officer, PINEAPPLE FINANCIAL INC., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1. Please note that additional information can be obtained from our website at www.gopineapple.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office 100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call (202) 551-8090 for further information on the operations of the public reference facilities.

24

ENDEAVOR TRUST CORPORATION
Suite 702 - 777 Hornby Street
Vancouver, BC, V6Z 1S4 Canada

Pineapple Financial Inc.

Security Class: Common Shares

FORM OF PROXY

Annual Meeting to be held on Friday, February 28, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 9:30 a.m. Eastern Time, on Wednesday, February 26, 2025 or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

VOTING METHODS	
MAIL or HAND DELIVERY	Endeavor Trust Corporation 702 – 777 Hornby Street Vancouver, BC V6Z 1S4
FACSIMILE – 24 Hours a Day	604-559-8908
EMAIL	proxy@endeavortrust.com
ONLINE	As listed on Form of Proxy or Voter Information Card

If you vote by FAX, EMAIL or On-Line, DO NOT mail back this proxy.

Voting by mail, fax or by email are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.

Login information for online voting
www.eproxy.ca
Control Number:
Password:

Appointment of Proxyholder

I/We, being holder(s) of **Pineapple Financial Inc.** hereby appoint: **Shubha Dasgupta, Chief Executive Officer**, or failing him, **Sarfraz Habib, Chief Financial Officer** (the "Management Nominees").

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominee listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of **Pineapple Financial Inc.** to be held at **Unit 200, 111 Gordon Baker Road, Toronto, Ontario, M2H 3R1 on February 28, 2025 at 9:30 a.m. Eastern Time**, and at any adjournment or postponement thereof.

Votes must be indicated (X) in Black or Blue ink.

PROPOSAL NO. 1:	To re-elect five directors listed in the accompanying proxy statement:	**FOR**	**AGAINST**	
	1.01 Shubha Dasgupta	[ ]	[ ]	
	1.02 Kendall Marin	[ ]	[ ]	
	1.03 Drew Green	[ ]	[ ]	
	1.04 Paul Baron	[ ]	[ ]	
	1.05 Tasis Giannoukakis	[ ]	[ ]	
PROPOSAL NO. 2:	Ratify the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2025.	**FOR**	**AGAINST**	**ABSTAIN**
		[ ]	[ ]	[ ]

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.

If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Print Name(s) & Signing Capacity(ies), if applicable

Date (MM-DD-YY)
THIS PROXY MUST BE DATED

Financial Statements Request
In accordance with securities regulations, shareholders may elect annually to receive financial statements, or a notice advising how to access financial statements, if they so request. If you wish to receive such mailings, please mark your selection.

Interim Financial Reports – Mark the box to the right if you would like to RECEIVE Interim Financial Statements and accompanying Management's Discussion & Analysis by mail. ☐

Annual Financial Report – Mark the box to the right if you would like to RECEIVE Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

To request the receipt of future documents via email, you may contact Endeavor Trust Corporation at proxy@endeavortrust.com.

Pineapple Financial Inc.

INTERIM FINANCIAL STATEMENTS

☐ Mark this box if you would like to receive Interim Financial Statements by mail.

ANNUAL FINANCIAL STATEMENTS

☐ Mark this box if you would like to receive Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to:

Unit 200, 111 Gordon Baker Rd.
Toronto, ON M2H 3R1

Alternatively, you may choose to access the report(s) online at www.sedarplus.ca.

Pineapple Financial Inc. will use information collected solely for the mailing of such financial statements.

If you wish to receive the financial statements by email, please provide your email address below.

Email Address

- OR -

Please place my name on your financial statement mailing list.

Name

Apt. Street Number Street Name

City

Prov. / State

Postal / Zip Code